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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2006

                        Commission File Number: 000-50146


                        Tornado Gold International Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                94-3409645
------                                                                ----------
(State of incorporation                     (I.R.S. Employer Identification No.)
or organization)


8600 Technology Way,Suite 118, Reno NV                                     89521
--------------------------------------                                     -----
(Address of principal executive offices)                              (Zip Code)

                                  775-852-3770
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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ITEM 5.02. APPOINTMENT AND RESIGNATION OF PRINCIPAL OFFICERS AND DIRECTORS.

On March 28, 2006, Earl W. Abbott resigned as the Chief Financial Officer of Tornado Gold International Corp., a Nevada corporation ("Registrant"). Dr. Abbott retains his position as the Registrant's President, Chief Executive Officer, Secretary, and as a director. Dr. Abbott's resignation was not the result of any disagreement with the policies or practices of the Registrant. Mr. George Drazenovic was appointed to the office of Chief Financial Officer on the same date.

George J. Drazenovic, 35, was appointed as the Registrant's Chief Financial Officer on March 28, 2006. Prior to joining the Registrant, and from April 2005 until the present, Mr. Drazenovic was the Chief Financial Officer of EPOD International, Inc. a U.S. reporting company, and from 2001 to 2005, was a Corporate Finance Manager with BC Hydro, one of North America's largest and lowest-cost utilities. Mr. Drazenovic earned his Bachelor of Arts in Economics from the University of British Columbia, a Diploma in Financial Management from the British Columbia Institute of Technology, and a Masters of Business Administration in Finance from the University of Notre Dame. He also obtained licensing as a CGA (Certified General Accountant) and is a CFA Charter holder (Chartered Financial Analyst). A member of the Certified General Accountants of British Columbia, and the Vancouver Society of Financial Analysts, George is a popular lecturer and guest speaker for the topics of corporate finance, financial statement analysis, and fixed income securities.

ITEM 9.01 EXHIBITS.

The following exhibits are filed with this report on Form 8-K.

EXHIBIT NUMBER         EXHIBIT
--------------         -------
17.1                   LETTER OF RESIGNATION


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Tornado Gold International Corp.


March 29, 2006                        By: /s/ Earl W. Abbott
                                          --------------------------------------
                                          Earl W. Abbott, President and
                                          Chief Executive Officer


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